471 P-3
471 PA-3
                          SUPPLEMENT DATED MAY 1, 2006
                              TO THE PROSPECTUS OF
                          FRANKLIN MUTUAL RECOVERY FUND
                              DATED AUGUST 1, 2005

The prospectus is amended as   follows:

I. FOR ADVISOR CLASS:

 1. REPLACE THE SECTION "QUALIFIED INVESTORS" WITH THE FOLLOWING:

 The following investors may qualify to buy Advisor Class shares of the Fund.

 o Investors buying shares with redemption proceeds from a sale of Mutual Series Fund-Class Z shares if reinvested within 90 days of the redemption date. For investors who owned shares of any Mutual Series Fund on October 31, 1996, the 90- day requirement does not apply. Minimum initial investment: $10, 000.

 o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction. Minimum initial investment: $10, 000.

 o A registered investment advisor (RIA) who buys through a broker- dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform. Minimum initial investment: $100,000 for an individual client or $250,000 for multiple clients.

 o Current and former officers, trustees, directors, full- time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

 o Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
 (1) under an advisory agreement (including sub- advisory agreements); and/or
 (2) as Trustee of an inter vivos or testamentary trust.

 o Governments, municipalities, and tax- exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

 o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code
 (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of the Distributor (Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan will become eligible to purchase Advisor Class shares on May 1, 2007.

 o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub- advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company and held solely as Trust Company Managed Assets.

 o Any trust or plan established as part of a qualified tuition program under
 Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

 o A health savings account under Section 223 of the Internal Revenue Code for which Franklin Templeton Bank & Trust is the account custodian.

 o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.

2. UNDER "DISTRIBUTIONS AND TAXES - DISTRIBUTION OPTIONS" THE FIRST BULLET POINT THAT BEGINS WITH "YOU MAY REINVEST THE DIVIDENDSE" IS REVISED AS FOLLOWS:

 o You may reinvest the dividends you receive from the Fund in an existing account in the same share class of the Fund or in another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

3. UNDER "EXCHANGING SHARES - EXCHANGE PRIVILEGE" THE FOOTNOTE IS REVISED AS
FOLLOWS:

 *If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or otherwise qualify to buy the fund's Advisor Class shares.

II. FOR CLASS A SHARES, EMPLOYER SPONSORED RETIREMENT PLAN ACCOUNTS ESTABLISHED AFTER MAY 1, 2006, WILL NO LONGER RECEIVE PREPAID COMMISSIONS.

III. FOR CLASS C SHARES, EMPLOYER SPONSORED RETIREMENT PLAN ACCOUNTS WILL NO LONGER RECEIVE PREPAID COMMISSIONS.

IV. THE "INVOLUNTARY REDEMPTIONS" PARAGRAPH IN THE "EXCHANGING SHARES" SECTION HAS BEEN REPLACED WITH THE FOLLOWING:

 INVOLUNTARY REDEMPTIONS. The Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

               Please keep this supplement for future reference.








471 SA-1
                          SUPPLEMENT DATED MAY 1, 2006
                               TO THE STATEMENT OF
                            ADDITIONAL INFORMATION OF
                          FRANKLIN MUTUAL RECOVERY FUND
                              DATED AUGUST 1, 2005

The Statement of Additional Information is amended as follows:

1. Since Employer Sponsored Retirement Plans will no longer receive prepaid commissions, the paragraph under the "How Do I Buy and Exchange Shares? - Dealer compensation" section on page 36 that begins with "Distributors or one of its affiliates may pay up to 1% on..." is deleted.

               Please keep this supplement for future reference.